UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2024 (May 17, 2024)

Gladstone Land Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LAND	The Nasdaq Stock Market, LLC
6.00% Series B Cumulative Redeemable Preferred Stock, $0.001 par value per share	LANDO	The Nasdaq Stock Market, LLC
6.00% Series C Cumulative Redeemable Preferred Stock, $0.001 par value per share	LANDP	The Nasdaq Stock Market, LLC
5.00% Series D Cumulative Term Preferred Stock, $0.001 par value per share	LANDM	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 17, 2024, Gladstone Land Corporation (the “Company”) announced that its Board of Directors authorized a share repurchase program for up to $20,000,000 of the Company’s 6.00% Series B Cumulative Redeemable Preferred Stock and up to $35,000,000 of the Company’s 6.00% Series C Cumulative Redeemable Preferred Stock (together, the “Preferred Stock Repurchase Program”). The Board’s authorization of the Preferred Stock Repurchase Program expires May 17, 2025 and the Preferred Stock Repurchase Program may be suspended or discontinued at any time and does not obligate the Company to acquire any particular amount of preferred stock. Under the repurchase program, repurchases are intended to be implemented through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, and any market purchases will be made during applicable trading window periods or pursuant to any applicable Rule 10b5-1 trading plans. The timing, prices, and sizes of repurchases will depend upon prevailing market prices, general economic and market conditions and other considerations. A copy of the Company’s press release announcing the Preferred Stock Repurchase Program is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

May 17, 2024	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer